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                                                                   EXHIBIT 10.25

                                 FIRST AMENDMENT

                                       TO

                        INVESTMENT MANAGEMENT AGREEMENTS


            This FIRST AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENTS (this "Amendment") is entered into by and among Goff Moore Strategic Partners, L.P. ("GMSP"), GAINSCO, INC. ("Parent"), General Agents Insurance Company of America, Inc. ("GAICA"), MGA Insurance Company, Inc. ("MGAIC"), GAINSCO County Mutual Insurance Company ("GCM") and Midwest Casualty Insurance Company ("MCIC") (each of the parties hereto, other than GMSP, is referred to herein severally as "GNA" and collectively as the "Investing Companies").

         WHEREAS, GMSP, on the one hand, and each of Parent, GAICA, MGAIC and GCM, on the other hand, entered into respective Investment Management Agreements dated October 4, 1999, and GMSP and MCIC entered into an Investment Management Agreement dated January 6, 2000 (collectively, the "Investment Management Agreements"); and

         WHEREAS, GMSP and each of the Investing Companies desire to amend the Investment Management Agreements as more particularly set forth below.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, GNA and Buyer agree as follows:

         1. GNA ENTITIES. The definition of "GNA Entities" contained in Section 1 of each of the Investment Management Agreements is hereby amended to read in its entirety as follows:

         ""GNA Entities" means GAINSCO, INC., a Texas corporation; MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; General Agents Insurance Company of America, Inc., an Oklahoma corporation and Midwest Casualty Insurance Company, a North Dakota insurance corporation."

         2. COMPENSATION. Section 4(f) of each of the Investment Management Agreements is hereby amended to reduce, effective as of October 1, 2002, the sum of $75,000 as it appears in both places in Section 4(f) of each of the Investment Management Agreements as follows: (i) with respect to each calendar month from October 2002 through September 2003, the sum of $75,000 shall be reduced to $63,195; (ii) with respect to each calendar month from October 2003 through September 2004, the sum of $75,000 shall be reduced to $53,750; and
(iii) with respect to each calendar month after September 2004, the sum of $75,000 shall be reduced to $45,417.

         3. DURATION AND TERMINATION. Sections 6(b) and (c) of each of the Investment Management Agreements is hereby amended to read in their entireties as follows:

                  "(b) by GMSP upon not less than 90 days written notice to GNA at any time after September 30, 2005;


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                  (c) by GNA upon not less than 90 days written notice to GMSP at any time after September 30, 2005;"

         4. EFFECTIVENESS OF AMENDMENT. This Amendment shall not become effective with respect to a given Investment Management Agreement unless and until the GNA Applicable Insurance Department (as such term is used in the given Investment Management Agreement) has approved this Amendment. Each of the Investing Companies hereby covenants to use its reasonable efforts to submit this Amendment to the appropriate GNA Applicable Insurance Department as soon as reasonably practicable after this Amendment is fully executed.

         5. RATIFICATION. Except as expressly amended hereby, each of the Investment Management Agreements shall remain in full force and effect and is hereby ratified, approved and confirmed.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         7. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives to be effective as of the latest date on which this Amendment has been executed by all parties.

                                   GOFF MOORE STRATEGIC PARTNERS, L.P.

                                   By:  GMSP Operating Partners, L.P., its
                                        general partner
                                   By:  GMSP, L.L.C., its general partner


Date:                              By: /s/ J. Randall Chappel
      ---------------                  -----------------------------------------
                                           J. Randall Chappel, Principal

                                   GAINSCO, INC.


Date: August 9, 2002               By: /s/ Glenn W. Anderson
                                       -----------------------------------------
                                           Glenn W. Anderson
                                           President and Chief Executive Officer

                                   GENERAL AGENTS INSURANCE COMPANY OF AMERICA,
                                     INC.


Date: August 9, 2002               By: /s/ Glenn W. Anderson
                                       -----------------------------------------
                                           Glenn W. Anderson
                                           President and Chief Executive Officer

                                   MGA INSURANCE COMPANY, INC.


Date: August 9, 2002               By: /s/ Glenn W. Anderson
                                       -----------------------------------------
                                           Glenn W. Anderson
                                           President and Chief Executive Officer

                                   GAINSCO COUNTY MUTUAL INSURANCE COMPANY


Date: August 9, 2002               By: /s/ Glenn W. Anderson
                                       -----------------------------------------
                                           Glenn W. Anderson
                                           President and Chief Executive Officer

                                   MIDWEST CASUALTY INSURANCE COMPANY


Date: August 9, 2002               By: /s/ Glenn W. Anderson
                                       -----------------------------------------
                                           Glenn W. Anderson
                                           President and Chief Executive Officer


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